Exhibit 99.1

Magna Entertainment Corp. 337 Magna Drive Aurora, Ontario, Canada L4G 7K1 Tel (905) 726-2462 Fax (905) 726-2585

Magna Entertainment Corp. Announces

 Amendments and Extensions of Financing Arrangements

AURORA, ON, Aug. 13, 2008 (Canada NewsWire via COMTEX News Network) — Magna Entertainment Corp. (“MEC” or the “Company”) (NASDAQ: MECAD; TSX: MEC.A) today announced that it has amended certain of its financing agreements including:

•                  extending the maturity date of its $40 million senior secured revolving credit facility (the “Senior Bank Facility”) with a Canadian chartered bank from August 15, 2008 to September 15, 2008;

•                  extending the maturity date of its bridge loan facility (the “Bridge Loan”) with a subsidiary (the “MID Lender”) of MI Developments Inc. (“MID”), MEC’s controlling shareholder, from August 31, 2008 to September 30, 2008; and

•                  extending the due date of its $100 million repayment requirement under the Gulfstream Park project financing with the MID Lender from August 31, 2008 to September 30, 2008 (during which time any repayments will not be subject to a make-whole payment).

MEC incurred a fee of $0.4 million in connection with the extension of the Senior Bank Facility and a fee of $0.5 million in connection with the extension of the Bridge Loan.

Consideration of the amendments to the financing arrangements with the MID Lender was supervised by the Special Committee of MEC’s board of directors consisting of Jerry D. Campbell (Chairman), Anthony J. Campbell and William J. Menear. The approval of MEC’s board followed a favorable recommendation of the Special Committee.

MEC will file a material change report as soon as practicable after issuing this press release. The material change report will be filed less than 21 days prior to the closing of the loan amendments. The timing of the material change report is, in MEC’s view, both necessary and reasonable because the terms of the amendments were settled and approved by MEC’s board of directors on August 13, 2008 and MEC requires immediate funding to address its short-term liquidity needs.

MEC, North America’s largest owner and operator of horse racetracks, based on revenue, develops, owns and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. MEC also develops, owns and operates casinos in conjunction with its racetracks where permitted by law. MEC owns and operates AmTote International, Inc., a provider of totalisator services to the pari-mutuel industry, XpressBet(R), a national Internet and telephone account wagering system, as well as MagnaBet(TM) internationally. Pursuant to joint ventures, MEC has a fifty percent interest in HorseRacing TV(R), a 24-hour horse racing television network, and TrackNet Media Group LLC, a content management company formed for distribution of the full breadth of MEC’s horse racing content.

This Report contains “forward-looking statements” within the meaning of applicable securities legislation, including Section 27A of the United States Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and forward-looking information as defined in the Securities Act (Ontario) (collectively referred to as forward-looking statements). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act (Ontario) and include, among others, statements regarding: our debt reduction plans and efforts, including the current status and the potential impact of a debt elimination plan (the “Plan”), as to which there can be no assurance of success; expectations as to our ability to complete asset sales as contemplated by the Plan or otherwise (including, without limitation, the timing or pricing of such sales); the impact of the Bridge Loan; expectations as to our ability to comply with the Bridge Loan and other credit facilities; our ability to continue as a going concern; strategies and plans; expectations as to financing and liquidity requirements and arrangements; expectations as to operations; expectations as to revenues, costs and earnings; the time by which certain redevelopment projects, transactions or other objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed developments, products and services; expectations as to the timing and receipt of government approvals and regulatory changes in gaming and other racing laws and regulations; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, operating results, prospects or liquidity; projections, predictions, expectations, estimates, beliefs or forecasts as to our financial and operating results and future economic performance; and other matters that are not historical facts.

Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or the times at or by which such performance or results will be achieved. Undue reliance should not be placed on such statements. Forward-looking statements are based on information available at the time and/or management’s good faith assumptions and analyses made in light of our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control, that could cause actual events or results to differ materially from such forward-looking statements. Important factors that could cause actual results to differ materially from our forward-looking statements include, but may not be limited to, material adverse changes in: general economic conditions; the popularity of racing and other gaming activities as recreational activities; the regulatory environment affecting the horse racing and gaming industries; our ability to obtain or maintain government and other regulatory approvals necessary or desirable to proceed with proposed real estate developments; increased regulation affecting certain of our non-racetrack operations, such as broadcasting ventures; and our ability to develop, execute or finance our strategies and plans within expected timelines or budgets. In drawing conclusions set out in our forward-looking statements above, we have assumed, among other things, that we will continue with our efforts to implement our September 12, 2007 adopted plan to eliminate the Company’s debt, although not on the originally contemplated time schedule, and comply with the terms of and/or obtain waivers or other concessions from our lenders and refinance or repay on maturity our existing financing arrangements (including our Bridge Loan and our senior secured revolving credit facility with a Canadian financial institution), and there will not be any material adverse changes in: general economic conditions; the popularity of horse racing and other gaming activities; weather and other environmental conditions at our facilities; the regulatory environment; and our ability to develop, execute or finance our strategies and plans as anticipated.

Forward-looking statements speak only as of the date the statements were made. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking statements. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

SOURCE Magna Entertainment Corp.

SOURCE: Magna Entertainment Corp.

Blake Tohana, Executive Vice-President and Chief Financial Officer, Magna Entertainment Corp., 337 Magna Drive, Aurora, ON, L4G 7K1, Tel: (905) 726-7493